UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



       Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 10, 1997



                          PRE-PAID LEGAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)



         Oklahoma                      0-8941                   73-1016728
    (State or other                 (Commission              (IRS Employer
     jurisdiction of                 File Number)           Identification No.)
      incorporation)


           321 East Main Street
             P. O. Box 145
            Ada, Oklahoma                                 74820
    (Address of principal executive offices)            (Zip Code)



          Registrant's telephone number, including area code: (405) 436-1234

Item 5.  Other Events.

               This Current Report on Form 8-K is filed for purposes of amending the description of common stock, par value $0.01 per share ("Common Stock"), of Pre-Paid Legal Services, Inc. (the "Company") previously filed in connection with the registration of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934.

               The following is a description of the Common Stock, as well as the rights, preferences, qualifications, restrictions and limitations of the other capital stock of the Company affecting the rights of the holders of Common Stock. The following description is qualified in its entirety by reference to the terms of the Company's Certificate of Incorporation contained in the exhibits hereto.

Authorized Shares

               The Company's Certificate of Incorporation, as amended, authorizes the Company to issue 400,000 shares of preferred stock, par value $1.00 per share, 500,000 shares of special preferred stock, par value $1.00 per share, and 100,000,000 shares of Common Stock, par value $0.01 per share.

               The Board of Directors is authorized to issue the authorized but unissued shares of preferred stock in series and, with respect to each series, to fix its designation, rights (including voting, dividend, conversion, sinking fund and redemption rights), preferences (including with respect to dividends and liquidation), qualifications, restrictions and limitations. As of the date hereof, in addition to the Common Stock, the Company has (i) one series of Preferred Stock designated $3.00 Cumulative Convertible Preferred Stock ("$3.00 Preferred Stock"); and (ii) one series of Special Preferred Stock designated $1.00 Non-Cumulative Convertible Special Preferred Stock ("Special Preferred Stock").

Common Stock

               Holders of Common Stock are entitled to one vote for each share of Common Stock held of record on each matter submitted to the stockholders. Cumulative voting for the election of directors is not permitted and the holders of a majority of the shares of Common Stock voting for the election of directors will be able to elect all of the directors standing for election.

               Subject to the rights of the holders of $3.00 Preferred Stock, Special Preferred Stock and any other class or series of stock at the time ranking senior to the Common Stock as to the payment of dividends, holders of record of Common Stock are entitled to receive dividends when, as and if declared by the Board of Directors out of funds of the Company legally available for the payment of dividends. In the event of the liquidation of the Company, a holder of Common Stock will participate, pro rata, in any distribution of the assets of the Company, subject to the prior rights of holders of $3.00 Preferred Stock, Special Preferred Stock and any other class or series of stock then ranking senior to the Common Stock as to liquidation. Holders of Common Stock have no conversion, redemption or pre-emptive rights.

$3.00 Preferred Stock

               With respect to both payments of dividends and preference upon liquidation, the $3.00 Preferred Stock ranks senior to Special Preferred Stock and Common Stock. Holders of $3.00 Preferred Stock are entitled to receive cumulative cash dividends, payable quarterly, at an annual rate of $3.00 per share, when, as and if declared by the Board of Directors, out of funds legally available for payment of dividends.

               So long as any $3.00 Preferred Stock is outstanding, no dividend (other than dividends payable solely in Common Stock or shares ranking junior to the $3.00 Preferred Stock) may be declared or paid with respect to, and no purchase, redemption or other acquisition may be made (except by exchange of shares of Common Stock or shares ranking junior to the $3.00 Preferred Stock) by the Company of any Special Preferred Stock, Common Stock or other shares ranking junior to the $3.00 Preferred Stock unless all accumulated and unpaid dividends on the $3.00 Preferred Stock have been paid or declared and set apart for payment. The Company may not pay dividends on any stock ranking on a parity with the $3.00 Preferred Stock for any dividend period unless it has paid or declared and set apart for payment for the same dividend period, or for the dividend period of the $3.00 Preferred Stock terminating within the dividend period of such parity stock, like proportionate dividends in proportion to the respective dividend rates fixed for the $3.00 Preferred Stock and such parity stock. No interest is payable with respect to accumulated but unpaid dividends on the $3.00 Preferred Stock. Holders of $3.00 Preferred Stock are not entitled to participate in any other dividends or distributions in excess of the full cumulative dividend described above.

               In the event of any liquidation of the Company, holders of $3.00 Preferred Stock are entitled to receive out of the assets available for distribution to stockholders, subject to the rights of any stock ranking senior to the $3.00 Preferred Stock, a liquidation preference of $16.67 per share, plus all accumulated and unpaid dividends, before any distribution is made to the holders of Common Stock or shares ranking junior to the $3.00 Preferred Stock. Holders of $3.00 Preferred Stock are not entitled to any further distribution in connection with the liquidation of the Company. If there is any stock outstanding at the time of liquidation ranking on a parity with the $3.00 Preferred Stock the holders of $3.00 Preferred Stock and any parity stock will be entitled to share ratably, in accordance with the respective preferential amounts payable on such stock, in any distribution which is not sufficient to pay in full the aggregate of the amounts payable thereon.

               Except as required by law, the holders of $3.00 Preferred Stock do not have any voting rights, other than the right to vote as a single class in the election of additional directors of the Company in the event of nonpayment of dividends on the $3.00 Preferred Stock for specified periods.

               The Company may redeem any outstanding shares of $3.00 Preferred Stock, from time to time, at a redemption price of $25.00 per share plus then accumulated but unpaid dividends. Shares of $3.00 Preferred Stock are not required to be redeemed on a pro rata basis. However, if the Company has not paid any quarterly dividend on the $3.00 Preferred Stock, no shares of $3.00 Preferred Stock may be redeemed unless all other shares of $3.00 Preferred Stock are simultaneously redeemed.

               Each share of $3.00 Preferred Stock is convertible, at the option of the holder, into 2.5 shares of Common Stock, subject to adjustment in certain events.

               Holders of $3.00 Preferred Stock do not have any pre-emptive rights to purchase any securities of the Company

Special Preferred Stock

               With respect to both payment of dividends and preference upon liquidation, the Special Preferred Stock ranks junior to the $3.00 Preferred Stock and ranks senior to the Common Stock. Holders of Special Preferred Stock are entitled to receive non-cumulative cash dividends, payable quarterly, at an annual rate of $1.00 per share, when, as and if declared by the Board of Directors, out of funds legally available for payment of dividends.

               So long as any Special Preferred Stock is outstanding, no dividend (other than dividends payable solely in Common Stock or shares ranking junior to the Special Preferred Stock) may be declared or paid with respect to any Common Stock or shares ranking junior to the Special Preferred Stock unless the dividend on outstanding shares of Special Preferred Stock for the current quarterly dividend period shall have been paid or declared and set apart for payment. No purchase, redemption or other acquisition may be made (except by exchange of shares of Common Stock or shares ranking junior to the Special Preferred Stock) by the Company of any Common Stock or shares ranking on a parity with or junior to the Special Preferred Stock unless the dividend on outstanding shares of Special Preferred Stock for the current quarterly dividend period shall have been paid or declared and set apart for payment. The Company may not pay dividends on any stock ranking on a parity with the Special Preferred Stock for any dividend period unless it has paid or declared and set apart for payment for the same dividend period, or for the dividend period of the Special Preferred Stock terminating within the dividend period of such parity stock, like proportionate dividends in proportion to the respective dividend rates fixed for the Special Preferred Stock and such parity stock. Holders of Special Preferred Stock are not entitled to participant in any other dividends or distributions in excess of the dividends described above.

               In the event of any liquidation of the Company, holders of Special Preferred Stock are entitled to receive out of the assets available for distribution to stockholders, subject to the rights of any stock ranking senior to the Special Preferred Stock, a liquidation preference of $13.34 per share before any distribution is made to the holders of Common Stock or shares ranking junior to the Special Preferred Stock. Holders of Special Preferred stock are not entitled to any further distribution in connection with the liquidation of the Company. If there is any stock outstanding at the time of liquidation ranking on a parity with the Special Preferred Stock, the holders of Special Preferred Stock and any parity stock will be entitled to share ratably, in accordance with the respective preferential amounts payable on such stock, in any distribution which is not sufficient to pay in full the aggregate of the amounts payable thereon.

               Holders of Special Preferred Stock do not have any voting rights, except as required by law.

               The Company may redeem any outstanding shares of Special Preferred stock, from time to time, at a redemption price of $13.34 per share plus then accumulated but unpaid dividends. Shares of Special Preferred Stock are not required to be redeemed on a pro rata basis.

               Each share of Special Preferred Stock is convertible, at the option of the holder, into 3.5 shares of Common Stock, subject to adjustment in certain events.

               Holders of Special Preferred Stock do not have any pre-emptive rights to purchase any securities of the Company.

Certain Charter Provisions

               The Company's Certificate of Incorporation provides that certain business combinations involving the Company and persons beneficially owning 5% or more of the outstanding voting stock of the Company ("Interested Stockholder") may be effected only if, in addition to any approval of the holders of any class or series of stock of the Company required by law or the Company's Certificate of Incorporation, such business combination is approved by the holders of not less than 80% of the voting power of all outstanding shares of the Company's voting stock, voting as a single class at an annual meeting or special meeting called for such purpose. Such an affirmative vote is not required, however, for any business combination which shall have been authorized by a majority of the Board of Directors of the Company prior to the time that the Interested Stockholder became the beneficial owner of 5% or more of the outstanding voting stock of the Company.

               The Certificate of Incorporation provides that the directors of the Company shall be divided into three classes as nearly equal in number as possible. The term of each director is three years, and in each year the terms of the directors in one class expire. Vacancies on the Board of Directors resulting from the increase in the authorized number of directors or the resignation or retirement of existing directors may only be filled by the affirmative vote of 80% of the directors then in office. Directors may be removed only by the affirmative vote of the holders of 80% of the shares entitled to vote in an election of directors or by the affirmative vote of at least two-thirds of the directors then in office.

               The provisions of the Certificate of Incorporation relating to certain business combinations with Interested Stockholders may only be amended with the approval of 80% of the voting power of all outstanding shares of the Company's voting stock, voting as a single class, and the provisions relating to election of directors may only be amended with the approval of 80% of the voting power of all outstanding shares then entitled to vote in an election of directors, voting as a single class.

               The provisions of the Certificate of Incorporation described above, as well as the ability of the Board of Directors to issue shares of preferred stock and special preferred stock and to set voting rights, preferences and other terms thereof without further shareholder action, could work to delay or frustrate the assumption of control of the Company by the holder of a large block of the Company's capital stock or the removal of incumbent directors even if such action would be beneficial to the stockholders as a whole and could discourage or prevent a merger, tender offer or proxy contest even if such event would be favorable to the interests of the stockholders. In particular, the special vote required in connection with certain business combinations with Interested Stockholders may make it easier for management to successfully oppose certain proposed business combinations so long as it retains its present level of ownership of the Company's Common Stock. Furthermore, even with the cooperation of management, it may be difficult or impossible to obtain the required 80% approval due to the widely held nature of the Common Stock and the possibility that a significant number of stockholders may not vote at or return proxies in connection with meetings called to approve Interested Stockholder transactions.

               By discouraging takeover attempts, these provisions may have the incidental effect of inhibiting the temporary fluctuations of the market price of the Company's Common Stock or other securities which may result from actual or rumored takeover attempts. In addition, these provisions could limit or reduce the price that investors might be willing to pay for the securities of the Company and may limit the ability of security holders of the Company to receive premium prices for their securities which an acquiring party might be willing to pay in connection with the acquisition of control of the Company.


Item 7. Exhibits

               The following exhibits are filed as a part of this Report:



Exhibit No.                                  Description

4.1                   Amended and Restated  Certificate of  Incorporation of the
                      Company, as amended.





                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   PRE-PAID LEGAL SERVICES, INC.


                                                   By: /s/ RANDY HARP
                                                       Randy Harp
                                                       Chief Operating Officer

Date:  January 10, 1997






                          PRE-PAID LEGAL SERVICES, INC.

                                    FORM 8-K

                               January 10, 1997


                                  EXHIBIT INDEX



---------------------- --------------------- -----------------------------------

    Exhibit No.                                                   Description
---------------------- --------------------- -----------------------------------
---------------------- --------------------- -----------------------------------

        4.1                                  Amended and Restated  Certificate
                                             of  Incorporation
                                             of the Registrant, as amended.
---------------------- --------------------- -----------------------------------

                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       of

                          PRE-PAID LEGAL SERVICES, INC.

          We, Harland C. Stonecipher, Chairman of the Board and Chief Executive Officer of, and Bob Thompson, secretary of, Pre-Paid Legal Services, Inc. do hereby certify under the seal of the said Corporation as follows:

          1. The Articles of Incorporation of the Corporation were originally filed with the Secretary of State, Oklahoma City, Oklahoma on the twentieth day of January, 1976, under the provisions of the Oklahoma Business Corporation Act, and were amended from time to time thereafter.

          2. This Amended and Restated Certificate of Incorporation was duly adopted by the shareholders of the Corporation for the purpose of definitively providing that all provisions of the Oklahoma General Corporation Act will apply to the Corporation and its shareholders to the fullest extent, and that from and after the filing of this Certificate with the Oklahoma Secretary of State the provisions of the Oklahoma Business Corporation Act and any and all rights, privileges or immunities thereunder shall be of no further force or effect with regard to the Corporation and its shareholders.

         3. This Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 1077 of the Oklahoma General Corporation Act by the affirmative vote of the holders of a majority of all outstanding shares entitled to vote at a meeting of such shareholders.

         4. The text of the Certificate of Incorporation of Pre-Paid Legal Services, Inc., as amended, is hereby restated in its entirety and further amended by this Certificate as follows:

          FIRST. The name of the Corporation is

                          PRE-PAID LEGAL SERVICES, INC.

          SECOND. The address of its registered office in the-State of Oklahoma is 321 East Main, in the City of Ada, County of Pontotoc, 74820. The name of its registered agent at such address is Harland C. Stonecipher.

          THIRD. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Oklahoma General Corporation Act.

          FOURTH. The total number of shares of capital stock which the Corporation shall have authority to issue is 21,292,000 shares, consisting of 400,000 shares of Preferred Stock, par value $1.00 per share, 500,000 shares of Special Preferred Stock, par value $1.00 per share, 20,000,000 shares of Common Stock, par value $.01 per share and 392,000 shares of Special Stock, par value $.01 per share.

         The shares of such classes shall have the following express terms:

                                   DIVISION A
                      EXPRESS TERMS OF THE PREFERRED STOCK

          Section 1. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of Preferred Stock in series and by filing a certificate pursuant to the applicable law of the State of Oklahoma, to establish from time to time the number of shares to be included in such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations, or restrictions thereof.

          The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

          (1) The number of shares constituting that series and the distinctive designation of that series;

          (2) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

          (3) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

          (4) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

          (5) Whether or not the shares of that series will be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

          (6) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

          (7) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series; and

          (8) Any other relative rights, preferences and limitations of that series.



                                  SUBDIVISION A

                             EXPRESS TERMS OF $3.00
                     CUMULATIVE CONVERTIBLE PREFERRED STOCK

          There shall be a series of Preferred Stock, designated "$3.00 Cumulative Convertible Preferred Stock," consisting of 5,120 shares (herein called the "$3.00 Preferred Stock"), which number may be further decreased (but not below the number of shares then outstanding) from time to time by the Board of Directors of the Corporation; and to the extent that the designation, powers, preferences and relative and other special rights, and the qualifications, limitations and restrictions of the $3.00 Preferred Stock are not stated and expressed elsewhere in this Certificate of Incorporation, such designations, powers, preferences, relative and other special rights and the qualifications, limitations, and restrictions thereof are hereby fixed and determined as follows:

          Section 1. Dividends. The holders of the $3.00 Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors and out of the assets of the Corporation which are by law available for the payment of dividends, cumulative preferential cash dividends payable quarterly on March 31, July 31, September 30 and December 31 in each year, commencing on the first of any such dates after the issuance of any shares of the $3.00 Preferred Stock, at the annual rate of $3.00 per share, and no more.

          In no event so long as any $3.00 Preferred Stock shall remain outstanding, shall any dividends, except a dividend payable in Common Stock, Special Stock or other shares ranking junior to the $3.00 Preferred Stock, be paid or declared or any distribution be made except as aforesaid on the Common Stock, Special Stock or any other shares ranking junior to the $3.00 Preferred Stock, nor shall any Common Stock, Special Stock or any other shares ranking junior to or on a parity with the $3.00 Preferred Stock be purchased, retired or otherwise acquired by the Corporation (except by exchange of shares of Common Stock, Special Stock or any other shares ranking junior to or on a parity with the $3.00 Preferred Stock), nor shall any monies be paid to or made available for a sinking fund for the redemption or purchase of any shares of Common Stock, Special Stock or any other shares ranking junior to or on a parity with the $3.00 Preferred Stock, unless all declared and accrued but unpaid dividends on the $3.00 Preferred Stock, including the full dividends for the current dividend period, shall have been declared and paid or a sum sufficient for payment thereof set apart.

          No dividend shall be declared on any share or shares of any class of stock or series thereof ranking on a parity with the $3.00 Preferred Stock in respect of payment of dividends for any dividend period unless there shall have been declared on all shares then outstanding of the $3.00 Preferred Stock, for the same dividend period, or for the dividend period of the $3.00 Preferred Stock terminating within the dividend period of said parity stock, like proportionate dividends, ratably, in proportion to the respective dividend rates fixed for the $3.00 Preferred Stock and said parity stock.

          Cash dividends upon shares of the $3.00 Preferred Stock shall commence to accrue and be cumulative from, but excluding the date of issue thereof. Accumulation of dividends on any shares of the $3.00 Preferred Stock shall not bear interest.

         Section 2. Preference on Liquidation. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or otherwise, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of the $3.00 Preferred Stock shall be entitled to receive, out of the net assets of the Corporation, $16.67 per share, plus an amount equal to all dividends accrued and unpaid on each share of $3.00 Preferred Stock to the date fixed for distribution, and no more, before any distribution shall be made to the holders of the Common or Special Stock or any other class of stock or series thereof ranking junior to the $3.00 Preferred Stock with respect to the distribution of assets.

          Nothing herein contained shall be deemed to prevent redemption of $3.00 Preferred Stock by the Corporation in the manner provided in Section 3 of this Subdivision A. Neither the merger nor consolidation of the Corporation into or with any other corporation, nor the merger or consolidation of any other corporation into or with the Corporation, nor a sale, transfer or lease of all or any part of the assets of the corporation, shall be deemed to be a dissolution, liquidation or winding up of the Corporation within the meaning of this Section 2.

          Written notice of any voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, stating a payment date and the place where the distributable amounts shall be payable and containing a statement of or reference to the conversion right set forth in
Section 5 of this Subdivision A shall be given by mail, postage prepaid, at least 30 days but not more than 60 days prior to the payment date stated therein, to the holders of record of the $3.00 Preferred Stock at their respective addresses as the same shall appear on the books of the Corporation.

          No payment on account of such dissolution or liquidation or winding up of the affairs of the Corporation shall be made to the holders of any class or series of stock ranking on a parity with the $3.00 Preferred Stock in respect of the distribution of assets, unless there shall likewise be paid at the same time to the holders of the $3.00 Preferred Stock like proportionate distributive amounts, ratably, in proportion to the full distributive amounts to which they and the holders of such parity stock are respectively entitled with respect to such preferential distribution.

          Section 3. Redemption. The Corporation shall have the right, at its option and by resolution of its Board of Directors, to redeem at any time the $3.00 Preferred Stock, in whole or in part, upon payment in cash of $25.00 for each share redeemed plus, in each case, an amount equal to all dividends accrued and unpaid thereon to the date fixed for redemption.
          No specific number of shares are required to be redeemed by the Corporation at any one time, and redemption of shares need not be on a pro rata basis.

          Notice of any redemption, specifying the date fixed for redemption and the place where the amount to be paid is payable, shall be mailed at least 30 days but not more than 60 days prior to the redemption date to the holders of record of the $3.00 Preferred Stock. If such notice shall have been so mailed, and if on or before the redemption date specified in such notice all funds necessary for such redemption shall have been set aside by the Corporation separate and apart from its other funds, in trust for the account of the holders of shares to be redeemed, so as to continue to be available therefor, then, on and after the redemption date, notwithstanding that any certificate for shares of $3.00 Preferred Stock to be redeemed shall not have been surrendered, the shares of $3.00 Preferred Stock represented thereby so called for redemption shall be deemed to be no longer outstanding for the purpose of voting or determining the total number of shares entitled to vote on any matter. In case the holders of shares of $3.00 Preferred Stock which shall have been redeemed shall not within six years after the redemption date claim any amount which was deposited by the Corporation in a bank or trust company in trust for the redemption of such shares, any such bank or trust company shall, upon demand, pay over to the Corporation any such unclaimed amount so deposited with it, and shall thereupon be relieved of all responsibility in respect thereof and thereafter the holders of such shares shall look only to the Corporation for payment of the redemption price thereof, but without interest.

          Any provision of this Section 3 to the contrary notwithstanding, in the event that any quarterly dividend due on the $3.00 Preferred Stock shall be in default, and until all such defaults shall have been cured, the Corporation shall not redeem any shares of $3.00 Preferred Stock unless all outstanding shares of $3.00 Preferred Stock are simultaneously redeemed and shall not purchase or otherwise acquire any shares of $3.00 Preferred Stock except in accordance with a purchase offer made by the Corporation on the same terms to all holders of record of $3.00 Preferred Stock.

          Shares of $3.00 Preferred Stock redeemed or otherwise purchased or acquired by the Corporation shall not be reissued as shares of $3.00 Preferred Stock but shall assume the status of authorized but unissued shares of Preferred Stock, par value $1.00 per share, of the Corporation.

          Section 4. Voting Rights. The holders of the $3.00 Preferred Stock shall have no voting power except as otherwise provided by the General Corporation Act of the State of Oklahoma.

          Section 5. Convertibility. Shares of the $3.00 Preferred Stock (hereinafter in this Section 5 called the "Shares") shall be convertible into Common Stock on the following terms and conditions:

          (A) Subject to and upon compliance with the provisions of this Section 5, the holder of any Shares may at his option convert any such Shares into such number of fully paid and non-assessable shares of Common
          Stock  as  are   issuable   pursuant  to  the  formula  set  forth  in
          subparagraphs (C) and (D) of this Section 5. At the time of such conversion, in addition to the shares of Common Stock, the shareholder so converting will also receive all accrued and unpaid cumulative dividends as those Shares converted.

          (B) The surrender of any Shares for conversion shall be made by the holder thereof to the Corporation at the office of the Corporation or the transfer agent for the $3.00 Preferred Stock, and such holder shall give written notice to the Corporation at said office that he elects to convert such Shares in accordance with the provisions thereof and of this Section 5. Such notice shall also state the name or names (with addresses) in which the certificate or certificates for Common Stock which shall be issuable on such conversion shall be issued. Subject to the provisions of subparagraph (A) of this Section 5, every such notice of election to convert shall constitute a contract between the holder of such Shares and the Corporation, whereby such holder shall be deemed to subscribe for the amount of the Common Stock which he will be entitled to receive upon such conversion and, in payment and satisfaction of such subscription, to surrender such Shares and to release the Corporation from all obligation thereon, and whereby the Corporation shall be deemed to agree that the surrender of such Shares and the extinguishment of its obligation thereon shall constitute full payment for the Common Stock so subscribed for and to be issued upon such conversion.

          As soon as practicable after the receipt of such notice and Shares, the Corporation shall issue and shall deliver at said office to the person for whose account such Shares were so surrendered, or on his written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Shares and a check or cash for the payment (if any) to which such person is entitled pursuant to subparagraph (E) of this
Section 5, together with a certificate or certificates representing the Shares, if any, which are not to be converted, but which constituted part of the Shares represented by the certificate or certificates surrendered by such person. Such conversion shall be deemed to have been effected on the date on which the Corporation shall have received such notice and such Shares, and the person or persons in whose name or names any certificate or certificates for Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the holder or holders of record of the shares represented thereby.

          (C) The basic Conversion Rate shall be 2.5 shares of Common Stock for each Share surrendered for conversion.

          (D) The Conversion Rate shall be subject to adjustment from time to time after the date of the original filing of this Certificate of Incorporation as follows:

          (1) In case the Corporation shall (i) pay a dividend in shares of its Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of its capital stock, the Conversion Rate in effect immediately prior thereto shall be adjusted so that the holder of a Share surrendered for conversion after the record date fixing shareholders to be affected by such event shall be entitled to receive upon conversion the number of such shares of the Corporation which he would have been entitled to receive after the happening of such event had such Shares been converted immediately prior to such record date. Such adjustment shall be made whenever any of such events shall happen, and shall also be effective retroactively as to Shares converted between such record date and the date of the happening of any such event.

          (2) In case the Corporation shall issue rights or warrants to all of the holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share of Common Stock (as defined in subsection (D)(5) of this Section 5) at the record date mentioned below, the number of shares of Common Stock into which each Share shall thereafter be convertible shall be determined by multiplying the number of shares of Common Stock into which such Share was theretofore convertible by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and the denominator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares of Common Stock which the aggregate offering price of the total number of shares so offered would purchase at such current market price (as defined in subsection (D)(5) of this Section 5). Such adjustment shall be made whenever such rights or warrants are issued, and shall also be effective retroactively as to Shares converted between the record date for the determination of shareholders entitled to receive such rights or warrants and the date such rights or warrants are issued.

          (3) In case the Corporation shall distribute to all of the holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions made out of current or retained earnings) or rights or warrants to subscribe for securities or property of the Corporation other than as referred to in subsection (D)(2) of this Section 5, then in each such case the number of shares of Common Stock into which each Share shall thereafter be convertible shall be determined by multiplying the number of shares of Common Stock into which such Share was theretofore convertible by a fraction, the numerator of which shall be the current market price per share of Common Stock (as defined in subsection
     (D)(5) of this Section 5) on the date of such distribution, and the denominator of which shall be such current market price per share of the Common Stock, less the then fair market value (as determined by the Board of Directors of the Corporation, whose determination shall be conclusive) of the portion of the assets, evidence of indebtedness, subscription rights or warrants so distributed applicable to one share of the Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall also be effective retroactively as to the Shares converted between the record date for the determination of shareholders entitled to receive such distribution and the date such distribution is made.

          (4) In case of any consolidation of the Corporation with, or merger of the Corporation into, another corporation, or in case of any sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation to another corporation, or in case of any reorganization of the Corporation, the holder of each Share then outstanding shall have the right thereafter to convert such Share into the kind and amount of shares of stock and other securities and properties which would have been deliverable to such holder upon such consolidation, merger, sale, conveyance, exchange, transfer or reorganization if such holder had converted his Shares into Common Stock immediately prior to such consolidation, merger, sale, conveyance, exchange, transfer or reorganization. In any such case, effective provision shall be made in the instrument effecting or providing for such consolidation, merger, sale, conveyance, exchange, transfer or reorganization so that the provisions set forth herein for the property deliverable after such consolidation, merger, sale, conveyance, exchange, transfer or reorganization upon the conversion of the Shares, or such other securities as shall have been issued to the holders thereof in lieu thereof or in exchange therefor. The provisoes of this subsection (D)(4) shall similarly apply to successive consolidations, mergers, sales, conveyances, exchanges, transfers and reorganizations.

          (5) For the purpose of any computation  under  subsections  (D)(2) and
     (D)(3) of this Section 5, the current market price per share of Common Stock at any date shall be deemed to be the average of the closing bid and asked prices in the over-the-counter market on such date as furnished by a securities firm selected from time to time by the Corporation for that purpose.

          (6) No adjustment in the Conversion Rate shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in such Rate; provided, however, that any adjustments which by reason of this subsection (D)(6) are not required to be, and are not, made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this subsection (D)(6) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

          (7) Whenever the Conversion Rate shall be adjusted as provided in this
     Section 5, the Corporation shall forthwith file at the office of the transfer agent maintained by the Corporation pursuant to subparagraph (B) of this Section 5 a statement signed by the President of the corporation and by its Treasurer or Assistant Treasurer stating the adjusted Conversion Rate determined as provided herein. Such statement shall show in detail the facts requiring such adjustment. Whenever the Conversion Rate is to be adjusted, the corporation shall cause a notice stating the adjustment and the new Conversion Rate to be mailed to each holder of record of shares at or prior to the date of adjustment within 60 days after the end of the quarterly period during which the facts requiring such adjustment occurred, but in any event within 60 days after the end of such quarter.

          (E) No fractional shares or scrip representing fractional shares shall be issued upon the conversion of any Shares. If more than one Share shall be surrendered for conversion at one time by the same holder, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of such Shares so surrendered. If the conversion of any Shares results in a fraction, an amount equal to such fraction multiplied by the closing price (determined as provided in the last sentence of subsection (D)(5) of this Section 5) of the Common Stockton the last business day before the date of conversion shall be paid to such holder in cash by the Corporation.

          (F) If any Share shall be called for redemption, the right to convert such Share shall terminate and expire at the close of business on the business day next preceding the date fixed for said redemption.

          (G) The issue of stock certificates on conversion of Shares shall be made free of any tax in respect of such issue. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in a name other than that of the holder of the Shares converted, and the Corporation shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issuance thereof shall have paid to the corporation the amount of any such tax or shall have established to the satisfaction of the corporation that such tax has been paid.

          (H) If in any case a state of facts occurs wherein in the opinion of the Board of Directors the other provisions of this Section 5 are not strictly applicable, or, if strictly applicable, would not fairly protect the conversion rights of the Shares in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions in accordance with such essential intent and principles so as to protect such conversion rights as aforesaid.

          (I) The Corporation shall at all times reserve and keep available out of its authorized Common Stock the full number of shares of Common Stock deliver able upon the conversion of all outstanding Shares and shall take all such corporate action as may be required from time to time in order that it may validly and legally issue fully paid and non-assessable shares of Common 'Stock upon conversion of the Shares.

          (J) Shares converted shall not be reissued as shares of $3.00 Preferred Stock but shall assume the status of authorized but unissued shares of preferred stock, par value $1.00 per share, of the Corporation.

          (K) For the purposes of this Section 5:

          (1) "Conversion Rate" at any time shall mean the amount of Common Stock of the Corporation into which at such time one Share shall be convertible in accordance with the provisions of this Section 5.

          (2) In case by reason of the  operation of  subsection  (D)(4) of this
     Section 5 the Shares shall be convertible into any other shares of stock or other securities or property of the Corporation or of any other corporation, any reference herein to the conversion of Shares pursuant to this Section 5 shall be deemed to refer to and include the conversion of Shares into such other shares of stock or other securities or property.

          Section 6. Sinking Fund. No sinking fund shall be established for the retirement or redemption of the $3.00 Preferred Stock.

                                   DIVISION B

               EXPRESS TERMS OF THE COMMON STOCK AND SPECIAL STOCK

          The Common Stock and the Special Stock shall be subject to the express terms of the Preferred Stock and the Special Preferred Stock in any series thereof. Except as hereinafter provided, each share of Special Stock shall be equal to each share of Common Stock and each share of Common Stock shall be equal to each share of Special Stock. The holders of the Special Stock voting separately and as a separate class shall have the sole and exclusive right to elect a majority of the directors of the Corporation. The holders of the Common Stock and the Special Stock voting together as one class shall have the sole and exclusive right to elect the remaining directors of the Corporation, subject to any voting rights of any outstanding shares of Preferred Stock or Special Preferred Stock.

          Dividends on the Common Stock and the Special Stock may be declared at or for such time and periods as the Board of Directors may from time to time, in its sole discretion, determine out of funds legally available therefor, and for this purpose Special Stock and Common Stock shall be considered as one class and the holders thereof shall be entitled to participate ratably, share for share, and without preference of either class over the other in all sums so declared.

          The affirmative vote or consent of the holders of at least a majority of the shares of Special Stock at the time outstanding and voting separately as a class shall be necessary to effect any one or more of the following:

          (i) the sale, lease or conveyance by the Corporation of all or the major portion of its property or business; or

          (ii) the consolidation of the Corporation with or its merger with or into any other corporation; or

          (iii) the authorization of any additional shares of capital stock ranking on a parity with or ranking senior to the Special Stock or the Common Stock, or an increase in the authorized number of shares of Special Stock.

          In the event of a voluntary or involuntary winding up, distribution or liquidation of this Corporation, after distribution of any amounts distributable to holders of securities of the Corporation having a preference in liquidation, all funds, assets or property available for distribution shall be ratably paid and distributed among the holders of the issued and outstanding Special Stock and Common Stock without preference or distinction.

          Shares of Special Stock may be converted at the option of the holder thereof, at any time and from time to time into an equal number of fully paid and nonassessable shares of Common Stock, by surrender of shares of Special Stock for conversion to the corporation at its office or at the office of its transfer agent. Such conversion shall be deemed to have been effected on the date on which the Corporation shall have received the shares of Special Stock, and the person or persons in whose name or names any certificate or certificates for Common Stock shall be issuable upon such conversion shall be deemed to have become on such date the holder or holders of record of the shares represented thereby. When and as so converted, such Special Stock shall be canceled and retired and shall not be reissued as such.


                                   DIVISION C

                  EXPRESS TERMS OF THE SPECIAL PREFERRED STOCK

          Section 1. The Special Preferred Stock may be issued from time to time in one or more series. Subject to the provisions of Section 2 of this Division, which provisions shall apply to all Special Preferred Stock, the Board of Directors is authorized to provide for the issuance of Special Preferred Stock in series and by filing a certificate pursuant to the applicable law of the State of Oklahoma, to establish from time to time the number of shares to be included in such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations, or restrictions thereof.

          The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

          (1) The number of shares constituting that series and the distinctive designation of that series;

          (2) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

          (3) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

          (4) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

          (5) Whether or not the shares of that series will be redeemable, and, if no, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

          (6) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

          (7) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

          (8) Any other relative rights, preferences and limitations of that series.

          Section 2. The Special Preferred Stock shall be on a ranking junior to the Preferred Stock as to payment of dividends and as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the corporation. Accordingly, holders of shares of Preferred Stock shall be entitled to receive dividends and distributions in priority to any dividends or distributions to holders of shares of Special Preferred Stock in accordance with the express terms of the Preferred Stock or any series thereof.

          FIFTH. The bylaws may be adopted, altered, amended or repealed by the Board of Directors. Election of directors need not be by written ballot unless the bylaws so provide.

          SIXTH. Whenever a compromise or arrangement is proposed between this Corporation and its creditors, or any class of them and/or between this
Corporation and its shareholders or any class of them, any court of equitable jurisdiction within the State of Oklahoma, on the application in a summary way of this Corporation or of any creditor or shareholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 1106 of Title 18 of the Oklahoma Statutes (Supp. 1986) or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 1100 of Title 18 of the Oklahoma Statutes (Supp. 1986), may order a meeting of the creditors or class of creditor, and/or of the shareholders or class of shareholders of this Corporation, as the case may be, to be summoned in such manner as the court directs. If a majority in number representing three-fourths (3/4) in value of the creditors or class of creditors, and/or of the shareholders or class of shareholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, and/or on all the shareholders or class of shareholders, of this Corporation, as the case may be, and also on this Corporation.

          SEVENTH: (1) To the fullest extent that the Oklahoma General Corporation Act as it exists on the original date of filing of this Amended and Restated Certificate of Incorporation with the Oklahoma Secretary of State ("Effective Date"), permits the limitation or elimination of the liability of directors, no director of this Corporation shall be liable to this Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. No amendment to or repeal of this Article SEVENTH shall apply to or have any effect on the liability or alleged liability of any director of this Corporation for or with respect to any acts or omissions of such director occurring prior to the time of such amendment or repeal.

     (2) If the Oklahoma General Corporation Act is amended after the Effective Date to further limit or eliminate liability of this Corporation's directors for breach of fiduciary duty, then a director of this Corporation shall not be liable for any such breach to the fullest extent permitted by the Oklahoma General Corporation Act as so amended. If the Oklahoma General Corporation Act is amended after the Effective Date to increase or expand liability of this Corporation's directors for breach of fiduciary duty, no such amendment shall apply to or have any effect on the liability or alleged liability of any director of this Corporation for or with respect to any acts or omissions of such director occurring prior to the time of such amendment or otherwise adversely affect any right or protection of a director of this Corporation existing at the time of such amendment.

          EIGHTH: The provisions of this Article EIGHTH shall apply to any of the following transactions (hereinafter referred to as "Business Combinations"):

          (a) any merger, consolidation or reorganization of the Corporation or any significant subsidiary of the Corporation in any manner permitted by law with or into any Related Person; or

          (b) any sale, lease, mortgage, pledge, exchange or other disposition (in one transaction or series of related transactions) of all or substantially all of the assets of the Corporation or of any significant subsidiary of the Corporation to any Related Person, or

          (c) any sale, lease, mortgage, pledge, exchange or other disposition (in one transaction or a series of related transactions) by any Related Person to the Corporation or any subsidiary of the Corporation of any assets in exchange for voting securities (or securities, or options, warrants or rights to purchase voting securities or securities convertible into or exchangeable for voting securities) constituting 5% or more of the outstanding securities of the Corporation after such transaction; or

          (d) any reclassification of securities, recapitalization or other transaction which has the direct or indirect effect of increasing the voting power, whether or not then exercisable, of any Related Person; or

          (e) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of any Related Person.

A corporation, person or other entity which is the beneficial owner, directly or indirectly, of 5% or more of the total voting power of the outstanding voting securities of the Corporation is herein referred to as the "Related Person."

          Section 1. No Business Combination may be effected unless all of the following conditions, to the extent applicable, are fulfilled:

          (a) The Related Person shall not have acquired any voting securities, directly or indirectly, from the Corporation except in a Business Combination to which this Article did not apply or in a Business Combination to which this Article did apply and which satisfied all of the requirements of this Article.

          (b) After the time when the Related Person became the beneficial owner, directly or indirectly, of 5% or more of the total voting power of the outstanding voting securities of the Corporation, the Related Person shall not have (i) received the benefit, directly or indirectly, of any loans, advances, extensions of credit, guarantees, pledges or other financial assistance or tax benefits provided, directly or indirectly, by the Corporation, or (ii) made or caused to be made any major changes in the Corporation's business or equity capital structure without the unanimous approval of the directors of the Corporation then in office.

          (c) A proxy statement complying with the requirements of the Securities Exchange Act of 1934, or any similar or superseding federal statute, as at the time in effect (whether or not the provisions of such act or statute shall be applicable to the Corporation) shall be mailed to shareholders of the Corporation for the purpose of soliciting shareholder approval of the Business Combination and shall contain at the front thereof, in a prominent place, any recommendations as to the advisability (or inadvisability) of the Business Combination which any of the directors may choose to state and an opinion of a reputable investment banking firm stating that the terms of the Business Combination are fair from the point of view of both the Corporation and the shareholders of the Corporation other than any Related Person.

          Section 2. No Business Combination shall be effected unless it is approved at an annual meeting or a special meeting of the Corporation's shareholders called for that purpose. The affirmative vote in person or by proxy of the holders of not less than 80% of the voting power of all outstanding voting stock of the Corporation, voting as a single class, shall be required for approval of any such Business Combination.

          Section 3. For the purposes of this Article, any corporation, person or entity will be deemed to be the beneficial owner of any voting securities of the Corporation:

          (a) which it owns directly, whether or not of record; or

          (b) which it has the right to acquire pursuant to any agreement or arrangement or understanding or upon exercise of conversion rights, exchange rights, warrants or options or otherwise; or

          (c) which are beneficially owned, directly or indirectly (including shares deemed to be owned through application of clause (b) above), by any 'affiliate' or 'associate' as those terms as defined in Rule 12b-2 of the General Rules and Regulations of the Securities and Exchange Commission adopted pursuant to the Securities Exchange Act of 1934 as in effect on the date hereof; or

          (d) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause (b) above), by any other corporation, person or entity with which it or any of its 'affiliates' or 'associates' has any agreement or arrangement or understanding for the purpose of acquiring, holding, voting or disposing of voting securities of the Corporation.

          For the purposes only of determining whether a corporation, person or other entity owned beneficially, directly or indirectly, 5% or more of the total voting power of the outstanding voting securities of the Corporation, the outstanding voting securities of the Corporation will be deemed to include any voting securities that may be issuable pursuant to any agreement, arrangement or understanding or upon exercise of conversion rights, exchange rights, warrants, options or otherwise which are deemed to be beneficially owned by such corporation, person or other entity pursuant to the foregoing provisions of this
Section 3.

          Section 4. The provisions of this Article shall not apply to a Business Combination which (a) (i) does not change any voting security holder's percentage ownership of voting power in any successor of the corporation from the percentage of voting power beneficially owned by such holder in the Corporation, (ii) provides for the provisions of this Article, without any amendment, change, alteration or deletion, to apply to any successor to the Corporation, and (iii) does not transfer all or substantially all of the Corporation's assets other than to a wholly-owned subsidiary of the corporation; or (b) shall have been authorized by a majority of the Board of Directors of the Corporation prior to the time that the Related Person became the beneficial owner, directly or indirectly, of 5% or more of the total voting power of the outstanding voting securities of the Corporation.

          Section 5. The affirmative vote required by this Article will be in addition to the vote of the holders of any class or series of stock of the Corporation otherwise required by law, or this Certificate of Incorporation, or the resolution providing for the issuance of a class or series of stock which has been adopted by the Board of Directors, or any agreement between the Corporation and any national securities exchange.

          Section 6. The Board of Directors of the Corporation shall make all determinations pursuant to this Article, including, without limitation, (i) the amount of voting power beneficially owned directly or indirectly, by any corporation, person or entity, and (ii) the status of any corpora tion, person or entity as an affiliate or associate of another. Any such determination reasonably made in good faith by the Board of Directors on the basis of available information shall be conclusive and binding, and no director will have any liability to the Corporation, or any other corporation, person or entity by reason of any such determination so made.

          Section 7. This Article EIGHTH shall not be altered, amended or repealed, nor shall any provision inconsistent with this Article EIGHTH be adopted, except by the affirmative vote of at least eighty percent (80%) of the voting power of the outstanding voting stock of the Corporation, voting as a single class.

          NINTH: Notwithstanding anything contained in the Certificate of Incorporation or the Bylaws of the Corporation to the contrary:

          Section 1. Number, Election and Terms. The Board of Directors of the Corporation shall consist of not less than three nor more than twenty-four members with the exact number to be fixed from time to time by the Board of Directors. Upon the adoption of this Article NINTH, the directors shall be divided into three classes, designated Class A, Class B, and Class C, as nearly equal in number as possible, with the term of office of the Class C directors to expire at the 1988 annual meeting of shareholders, the term of office of the Class B directors to expire at the 1989 annual meeting of shareholders, and the term of office of the Class A directors to expire at the 1990 annual meeting of shareholders. At each meeting of shareholders following such initial classification and election, the number of directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the third succeeding annual meeting of shareholders. Each director shall hold office until his successor is elected and qualified, or until his earlier resignation or removal.

          Section 2. Newly Created Directorships and Vacancies. Newly created directors resulting from any increase in the authorized number of directors and any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled only by the affirmative vote of 80% of the directors then in office, although less than a quorum, and directors so chosen shall hold office for a term expiring at the annual meeting of shareholders at which the term of the class to which they have been elected expires and until his successor is elected and qualified.

          Section 3. Removal. At a meeting of shareholders or directors, as the case may be, called expressly for that purpose, any director, or the entire Board of Directors, may be removed from office at any time, with or without cause, by only by the affirmative vote of the holders of at least 80% of the outstanding shares of the Corporation then entitled to be voted in an election of directors or by the affirmative vote of at least two-thirds (2/3) of the directors then in office.

          Section 4. Amendment, Repeal, Etc. The affirmative vote of the holders of at least 80% of the outstanding shares of the Corporation then entitled to be voted in an election of directors shall be required to alter, amend or repeal, or to adopt any provision inconsistent with, this Article NINTH.

          TENTH. Except upon the affirmative vote of shareholders holding all the issued and outstanding shares of stock of the Corporation, no amendment to this Certificate of Incorporation may be adopted by the Corporation which would impose personal liability for the debts of the Corporation on the shareholders of the Corporation or which would amend, alter or repeal this Article TENTH or would adopt any provision inconsistent with this Article TENTH.

          ELEVENTH. The shareholders of the Corporation have duly adopted this Amended and Restated Certificate of Incorporation for the purpose of definitively providing that all provisions of the Oklahoma General Corporation Act will apply to the Corporation and its shareholders to the fullest extent, and that from and after the filing of this Certificate with the Oklahoma Secretary of State the provisions of the Oklahoma Business Corporation Act and any and all rights, privileges or immunities thereunder shall be of no further force or effect with regard to the Corporation and its shareholders.

          TWELFTH. Subject to the limitations set forth in this Certificate of Incorporation, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon shareholders herein are granted subject to this reservation.

         IN WITNESS WHEREOF, we have signed thin Certificate and caused the corporate seal of the Corporation to be hereunto affixed this 15th day of December, 1987.



                                                /s/ Harland C.  Stonecipher
                                                Harland C. Stonecipher,
                                                Chairman of the Board and
                                                Chief Executive Officer
Attest:

/s/ Bob Thompson
Bob Thompson, Secretary

[ SEAL]

STATE OF OKLAHOMA                   )
                                    )       SS.
COUNTY OF PONTOTOC                  )

          The foregoing instrument was acknowledged before me this 15th day of December, 1987 by Harland C. Stonecipher.


                                                  /s/ Winifred Harrell
                                                  Notary Public
My Commission Expires:

        12-11-88
         (SEAL)



STATE OF OKLAHOMA                   )
                                    )       SS.
COUNTY OF PONTOTOC                  )

         The foregoing instrument was acknowledged before me this 15th day of December, 1987 by Bob Thompson.

                                                  /s/ Winifred Harrell
                                                  Notary Public
My Commission Expires:
        12-11-88
         (SEAL)

                          PRE-PAID LEGAL SERVICES, INC.

                              AMENDED AND RESTATED
                           CERTIFICATE OF DESIGNATION
                 Relating To Preferences And Rights Of An Issue
                   Of Special Preferred Stock Designated $l.00
               Non-Cumulative Convertible Special Preferred Stock



          The undersigned, Harland C. Stonecipher, President, and Bob Thompson, Secretary, of Pre-Paid Legal Services, Inc. ("Corporation"), a corporation organized and existing under the Oklahoma General Corporation Act ("Act"), in accordance with the provisions of Section l032 thereof, do hereby certify as follows:

          1. Pursuant to authority expressly conferred on the Board of Directors by the Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Oklahoma on December 16, 1987 (hereinafter referred to as the "Certificate of Incorporation"), the Board of Directors adopted a resolution providing for the issuance of a series of Special Preferred Stock, to be designated "$l.00 Non-Cumulative Convertible Special Preferred Stock," which resolution was contained in a Certificate of Designation filed with the Oklahoma Secretary of State in accordance with Section l007 of the Act on December 22, 1987.

          2. The Corporation has not received payment for, nor has it issued any of the shares of, such series of Special Preferred Stock.

          3. In accordance with Section 1032 of the Oklahoma General Corporation Act the Board of Directors of the Corporation has approved a resolution by unanimous written consent dated May 27, 1988, providing for the adoption and filing of this Amended and Restated Certificate of Designation, which resolution restates in its entirety and amends the Certificate of Designation relating to the Special Preferred Stock as follows:

          RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation by the Certificate of Incorporation and Bylaws, respectively, the Board of Directors does hereby provide for the issuance of a series of Special Preferred Stock, par value $1.00 per share, of the
Corporation, to be designated "$1.00 Non-Cumulative Convertible Special Preferred Stock" (herein called the "$1.00 Special Preferred Stock"), consisting of 180,000 shares, which number may be decreased (but not below the number of shares then outstanding) from time to time by the Board of Directors of the Corporation; and to the extent that the designations, powers, preferences and relative and other special rights, and the qualifications, limitations and restrictions thereof, of the $1.00 Special Preferred Stock are not stated and expressed in the Certificate of Incorporation, does hereby fix and herein state and express such designations, powers, preferences and relative and other special rights, and the qualifications, limitations and restrictions thereof, as follows:

          1. Dividends. The holders of the $1.00 Special Preferred Stock shall be entitled to receive, when, as, and if declared by the Board of Directors and out of the assets of the Corporation which are by law available for the payment of dividends, non-cumulative, preferential cash dividends payable quarterly on March 31, July 31, September 30 and December 31 in each year, commencing effective January 1, 1988, at the annual rate of $1.00 per share, and no more. So long as any $1.00 Special Preferred Stock shall remain outstanding, no dividend whatsoever, other than a dividend payable in Common Stock, Special Stock, or other shares ranking junior to the $1.00 Special Preferred Stock, shall be declared or paid upon or set apart for the Common or Special Stock or any other class of stock or series thereof ranking junior to the $1.00 Special Preferred Stock in the payment of dividends nor shall any shares of Common or Special Stock or any other class of stock or series thereof ranking junior to or on a parity with the $1.00 Special Preferred Stock in payment of dividends be redeemed or purchased by the Corporation or any subsidiary thereof (except by exchange of shares of Common or Special Stock or any other class of stock or series thereof ranking junior to the $1.00 Special Preferred Stock in payment of dividends), nor shall any moneys be paid to or made available for a sinking fund for the redemption or purchase of any shares of Common or Special Stock or any other class of stock or series thereof ranking junior to or on a parity with the $1.00 Special Preferred Stock in payment of dividends, unless in each instance the dividend on all outstanding shares of $1.00 Special Preferred Stock for the then current quarterly dividend period shall have been paid or declared and sufficient funds set aside for the payment thereof.

          No dividend shall be declared on any share or shares of any class of stock or series thereof ranking on a parity with the $1.00 Special Preferred Stock in respect of payment of dividends for any dividend period unless there shall have been declared on all shares then outstanding of the $1.00 Special Preferred Stock, for the same dividend period, or for the dividend period of the $1.00 Special Preferred Stock terminating within the dividend period of said parity stock, like proportionate dividends, ratably, in proportion to the respective dividend rates fixed for the $1.00 Special Preferred Stock and said parity stock.

          Cash dividends for the first quarterly dividend period upon shares of the $1.00 Special Preferred Stock shall commence to accrue from, but excluding the date of issue thereof.

          2. Preference on Liquidation. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or otherwise, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of the $1.00 Special Preferred Stock shall be entitled to receive, out of the net assets of the Corporation, $13.34 per share, and no more, before any distribution shall be made to the holders of the Common or Special Stock or any other class of stock or series thereof ranking junior to the $1.00 Special Preferred Stock with respect to the distribution of assets.

          Nothing herein contained shall be deemed to prevent redemption of the $1.00 Special Preferred Stock by the Corporation in the manner provided in Paragraph 3 of this Resolution. Neither the merger nor consolidation of the Corporation into or with any other corporation, nor the merger or consolidation of any other corporation into or with the Corporation, nor a sale, transfer or lease of all or any part of the assets of the Corporation, shall be deemed to be a dissolution, liquidation or winding up of the Corporation within the meaning of this Paragraph 2.

          Written notice of any voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, stating a payment date and the place where the distributable amounts shall be payable and containing a statement of or reference to the conversion right set forth in Paragraph 5 of this Resolution, shall be given by mail, postage prepaid, at least 30 days but not more than 60 days prior to the payment date stated therein, to the holders of record of the $1.00 Special Preferred Stock at their respective addresses as the same shall appear on the books of the Corporation.

          No payment on account of such dissolution or liquidation or winding up of the affairs of the Corporation shall be made to the holders of any class or series of stock ranking on a parity with the $1.00 Special Preferred Stock in respect of the distribution of assets, unless there shall likewise be paid at the same time to the holders of the $1.00 Special Preferred Stock like proportionate distributive amounts, ratably, in proportion to the full distributive amounts to which they and the holders of such parity stock are respectively entitled with respect to such preferential distribution.

          3. Redemption. Commencing twelve months from and after January 1, 1988, the Corporation shall have the right, at its option and by resolution of its Board of Directors, to redeem at any time the $1.00 Special Preferred Stock, in whole or in part, upon payment in cash of $13.34 for each share redeemed.

          No specific number of shares are required to be redeemed by the Corporation at any one time, and redemption of shares need not be on a pro rata basis.

          Notice of any redemption, specifying the date fixed for redemption and the place where the amount to be paid is payable, shall be mailed at least 30 days but not more than 60 days prior to the redemption date to the holders of record of the $1.00 Special Preferred Stock. If such notice shall have been so mailed, and if on or before the redemption date specified in such notice all funds necessary for such redemption shall have been set aside by the Corporation separate and apart from its other funds, in trust for the account of the holders of shares to be redeemed, so as to continue to be available therefor, then, on and after the redemption date, notwithstanding that any certificate for shares of $1.00 Special Preferred Stock to be redeemed shall not have been surrendered, the shares of $1.00 Special Preferred Stock represented thereby so called for redemption shall be deemed to be no longer outstanding for the purpose of voting or determining the total number of shares entitled to vote on any matter. In case the holders of shares of $1.00 Special Preferred Stock which shall have been redeemed shall not within six years after the redemption date claim any amount which was deposited by the Corporation in a bank or trust company in trust for the redemption of such shares, any such bank or trust company shall, upon demand, pay over to the Corporation any such unclaimed amount so deposited with it, and shall thereupon be relieved of all responsibility in respect thereof and thereafter the holders of such shares shall look only to the Corporation for payment of the redemption price thereof, but without interest.
          Shares of $1.00 Special Preferred Stock redeemed or otherwise purchased or acquired by the Corporation shall not be reissued as shares of $1.00 Special Preferred Stock but shall assume the status of authorized but unissued shares of Special Preferred Stock, par value $1.00 per share, of the Corporation.

          4. Voting Rights. The holders of the $1.00 Special Preferred Stock shall have no voting power except as otherwise provided by the Oklahoma General Corporation Act.

          5. Convertibility. Shares of the $1.00 Special Preferred Stock (hereinafter in this Paragraph 5 called the "Shares") shall be convertible into Common Stock on the following terms and conditions:

          (A) Subject to and upon compliance with the provisions of this Paragraph 5, commencing January 1, 1988, the holder of any Shares may at his option convert any such Shares into such number of fully paid and non-assessable shares of Common Stock as are issuable pursuant to the formula set forth in subparagraphs (C) and (D) of this Paragraph 5.

          (B) The surrender of any Shares for conversion shall be made by the holder thereof to the Corporation at the office of the Corporation or the transfer agent for the $1.00 Special Preferred Stock, and such holder shall give written notice to the Corporation at said office that he elects to convert such Shares in accordance with the provisions thereof and of this Paragraph 5. Such notice shall also state the name or names (with addresses) in which the certificate or certificates for Common Stock which shall be issuable on such conversion shall be issued. Subject to the provisions of subparagraph (A) of this Paragraph 5, every such notice of election to convert shall constitute a contract between the holder of such Shares and the Corporation, whereby such holder shall be deemed to subscribe for the amount of the Common Stock which he will be entitled to receive upon such conversion and, in payment and satisfaction of such subscription, to surrender such Shares and to release the Corporation from all obligation thereon, and whereby the Corporation shall be deemed to agree that the surrender of such Shares and the extinguishment of its obligation thereon shall constitute full payment for the Common Stock so subscribed for and to be issued upon such conversion.

          As soon as practicable after the receipt of such notice and Shares, the Corporation shall issue and shall deliver at said office to the person for whose account such Shares were so surrendered, or on his written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Shares and a check or cash for the payment (if any) to which such person is entitled pursuant to subparagraph (E) of this Paragraph 5, together with a certificate or certificates representing the Shares, if any, which are not to be converted, but which constituted part of the Shares represented by the certificate or certificates surrendered by such person. Such conversion shall be deemed to have been effected on the date on which the Corporation shall have received such notice and such Shares, and the person or persons in whose name or names any certificate or certificates for Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the holder or holders of record of the shares of Common Stock represented thereby.

          (C) The basic Conversion Rate shall be three and one-half shares of Common Stock for each Share surrendered for conversion.

          (D) The Conversion Rate shall be subject to adjustment from time to time for any of the following occurring after January 1, 1988:

          (1) In case the Corporation shall (i) pay a dividend in shares of its Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of its capital stock, the Conversion Rate in effect immediately prior thereto shall be adjusted so that the holder of a Share surrendered for conversion after the record date fixing stockholders to be affected by such event shall be entitled to receive upon conversion the number of such shares of the Corporation which he would have been entitled to receive after the happening of such event had such Shares been converted immediately prior to such record date. Such adjustment shall be made whenever any of such events shall happen, and shall also be effective retroactively as to Shares converted between such record date and the date of the happening of any such event.

          (2) In case the Corporation shall issue rights or warrants to all of the holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share of Common Stock (as defined in subsection (D)(5) of this Paragraph 5) at the record date mentioned below, the number of shares of Common Stock into which each Share shall thereafter be convertible shall be determined by multiplying the number of shares of Common Stock into which such Share was theretofore convertible by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and the denominator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares of Common Stock which the aggregate offering price of the total number of shares so offered would purchase at such current market price (as defined in subsection (D)(5) of this Paragraph 5). Such adjustment shall be made whenever such rights or warrants are issued, and shall also be effective retroactively as to Shares converted between the record date for the determination of stockholders entitled to receive such rights or warrants and the date such rights or warrants are issued. No such adjustment shall be made if such rights or warrants are issued to less than all of the holders of the Common Stock of the Corporation.

          (3) In case the Corporation shall distribute to all of the holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions made out of current or retained earnings) or rights or warrants to subscribe for securities or property of the Corporation other than as referred to in subsection (D)(2) of this Paragraph 5, then in each such case the number of shares of Common Stock into which each Share shall thereafter be convertible shall be determined by multiplying the number of shares of Common Stock into which such Share was theretofore convertible by a fraction, the numerator of which shall be the current market price per share of Common Stock (as defined in subsection (D)(5) of this Paragraph 5) on the date of such distribution, and the denominator of which shall be such current market price per share of the Common Stock, less the then fair market value (as determined by the Board of Directors of the Corporation, whose determination shall be conclusive) of the portion of the assets, evidence of indebtedness, subscription rights or warrants so distributed applicable to one share of the Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall also be effective retroactively as to the Shares converted between the record date for the determination of stockholders entitled to receive such distribution and the date such distribution is made.

          (4) In case of any consolidation of the Corporation with or merger of the Corporation into another corporation, or in case of any sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation to another corporation, or in case of any reorganization of the Corporation, the holder of each Share then outstanding shall have the right thereafter to convert such Share into the kind and amount of shares of stock and other securities and properties which would have been deliverable to such holder upon such consolidation, merger, sale, conveyance, exchange, transfer or reorganization if such holder had converted his Shares into Common Stock immediately prior to such consolidation, merger, sale, conveyance, exchange, transfer or reorganization. In any such case, effective provision shall be made in the instrument effecting or providing for such consolidation, merger, sale, conveyance, exchange, transfer or reorganization so that the provisions set forth herein for the property deliverable after such consolidation, merger, sale, conveyance, exchange, transfer or reorganization upon the conversion of the $1.00 Special Preferred Stock, or such other securities as shall have been issued to the holders thereof in lieu thereof or in exchange therefor. The provisons of this subsection (D)(4) shall similarly apply to successive consolidations, mergers, sales, conveyances, exchanges, transfers and reorganizations.

          (5) For the purpose of any computation  under  subsections  (D)(2) and
     (D)(3) of this Paragraph 5, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for the 10 consecutive business days immediately prior to the day in question. The closing price for each day shall be the last reported sales price, regular way, on the principal national securities exchange upon which the Common Stock is listed, or in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, regular way, on such national securities, exchange, or if the Common Stock is not then listed on a national securities exchange, the last sale price reported in the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System; or if the Common Stock is not included in the National Market System, then the average of the closing bid and asked prices in the over-the-counter market as reported by the National Association of Securities Dealers, Inc. Automated Quotation System.

          (6) No adjustment in the Conversion Rate shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in such Rate; provided, however, that any adjustments which by reason of this subsection (D)(6) are not required to be, and are not, made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this subsection (D)(6) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

          (7) Whenever the Conversion Rate shall be adjusted as provided in this Paragraph 5, the Corporation shall forthwith file at the office of the transfer agent maintained by the Corporation pursuant to subparagraph (B) of this Paragraph 5 a statement signed by the President of the Corporation and by its Treasurer or Assistant Treasurer stating the adjusted Conversion Rate determined as provided herein. Such statement shall show in detail the facts requiring such adjustment. Whenever the Conversion Rate is to be adjusted, the Corporation shall cause a notice stating the adjustment and the new Conversion Rate to be mailed to each holder of record of Shares at or prior to the date of adjustment within 60 days after the end of the quarterly period during which the facts requiring such adjustment occurred, but in any event within 60 days after the end of such quarter.

          (E) No fractional shares or scrip representing fractional shares shall be issued upon the conversion of any Shares. If more than one Share shall be surrendered for conversion at one time by the same holder, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of such Shares so surrendered. If the conversion of any Shares results in a fraction, an amount equal to such fraction multiplied by the closing price (determined as provided in the last sentence of subsection (D)(5) of this Paragraph 5) of the Common Stock on the last business day before the date of conversion shall be paid to such holder in cash by the Corporation.

          (F) If any Sha re shall be called for redemption, the right to convert such Share shall terminate and expire at the close of business on the business day next preceding the date fixed for said redemption.

          (G) The issue of stock certificates on conversion of Shares shall be made free of any tax in respect of such issue. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in a name other than that of the holder of the Shares converted, and the Corporation shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of any such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

          (H) If in any case a state of facts occurs wherein in the opinion of the Board of Directors the other provisions of this Paragraph 5 are not strictly applicable, or, if strictly applicable, would not fairly protect the conversion rights of the $1.00 Special Preferred Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions in accordance with such essential intent and principles so as to protect such conversion rights as aforesaid.

          (I) The Corporation shall at all times reserve and keep available out of its authorized Common Stock the full number of shares of Common Stock deliverable upon the conversion of all outstanding shares of $1.00 Special Preferred Stock and shall take all such corporate action as may be required from time to time in order that it may validly and legally issue fully paid and non-assessable shares of Common Stock upon conversion of the $1.00 Special Preferred Stock.

          (J) Shares of $1.00 Special Preferred Stock converted shall not be reissued as shares of $1.00 Special Preferred Stock but shall assume the status of authorized but unissued shares of Special Preferred Stock, par value $1.00 per share, of the Corporation.

          (K) For the purposes of this Paragraph 5:

          (1) "Conversion Rate" at any time shall mean the amount of Common Stock of the Corporation into which at such time one Share shall be convertible in accordance with the provisions of this Paragraph 5.

          (2) In case by reason of the operation of subsection (D)(4) of this Paragraph 5 the Shares shall be convertible into any other shares of stock or other securities or property of the Corporation or of any other corporation, any reference herein to the conversion of Shares pursuant to this Paragraph 5 shall be deemed to refer to and include the conversion of Shares into such other shares of stock or other securities or property.

          6. Sinking Fund. No sinking fund shall be established for the retirement or redemption of the $1.00 Special Preferred Stock.

          7. The Certificate of Designation previously filed with the Oklahoma Secretary of State shall have no further force and effect.


                                              PRE-PAID LEGAL SERVICES, INC.



                                              By:  /s/ Harland C.  Stonecipher
                                                   Harland C. Stonecipher

ATTEST:


/s/ Bob Thompson
Bob Thompson, Secretary

                      AMENDED CERTIFICATE OF INCORPORATION
                                       OF
                          PRE-PAID LEGAL SERVICES, INC.

                  We, the undersigned officers of Pre-Paid Legal Services, Inc., an Oklahoma corporation, do hereby certify as follows:

                  1. The Amended and Restated Certificate of Incorporation of the Corporation duly adopted in accordance with the provisions of Sections 1077 and 1080 of the Oklahoma General Corporation Act ("Act") was filed with the Secretary of State of the State of Oklahoma on December 16, 1987.

                  2. This Amended Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 1077 of the Act by the affirmative vote of the holders of a majority of all the outstanding shares entitled to vote at a meeting of such shareholders.

                  3. The amendment to the Amended and Restated Certificate of Incorporation of the Corporation is set forth below. The first paragraph of Section FOURTH of the Amended and Restated Certificate is restated in its entirety and amended as follows:

"FOURTH. The total number of shares of capital stock which the Corporation shall have authority to issue is 31,292,000 shares, consisting of 400,000 shares of Preferred Stock, par value $1.00 per share, 500,000 shares of Special Preferred Stock, par value $1.00 per share, 30,000,000 shares of Common Stock, par value $.01 per share and 392,000 shares of Special Stock, par value $.01 per share."

                  IN WITNESS WHEREOF, we have signed this Certificate this 29th day of June, 1988.


                                            By   /s/ Harland C.  Stonecipher
                                                 Harland Stonecipher,
                                                 Chairman of the Board and
                                                 Chief Executive Officer

ATTEST:

 /s/ Bob Thompson
Bob Thompson, Secretary

                      AMENDED CERTIFICATE OF INCORPORATION
                                       OF
                          PRE-PAID LEGAL SERVICES, INC.


     We, the undersigned officers of Pre-Paid Legal Services, Inc., an Oklahoma corporation, do hereby certify as follows:

     1. The Amended and Restated Certificate of Incorporation of the Corporation duly adopted in accordance with the provisions of Sections 1077 and 1080 of the Oklahoma General Corporation Act ("Act") was filed with the Secretary of State of the State of Oklahoma on December 16, 1987.

     2. This Amended Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 1077 of the Act by the affirmative vote of the holders of a majority of all the outstanding shares entitled to vote at a meeting of such shareholders.

     3. The amendments to the Amended and Restated Certificate of Incorporation of the Corporation are set forth below.

     a. The first paragraph of Article FOURTH of the Amended and Restated Certificate is restated in its entirety and amended as follows:

     FOURTH. The total number of shares of capital stock which the Corporation shall have authority to issue is 100,900,000 shares, consisting of 400,000 shares of Preferred Stock, par value $1.00 per share, 500,000 shares of Special Preferred Stock, par value $1.00 per share, and 100,000,000 shares of Common Stock, par value $.01 per share.

     b. The second paragraph of Section 1, Subdivision A, Division A of Article FOURTH of the Certificate of Incorporation is restated in its entirety and amended as follows:

     In no event so long as any $3.00 Preferred Stock shall remain outstanding, shall any dividends, except a dividend payable in Common Stock or other shares ranking junior to the $3.00 Preferred Stock, be paid or declared or any distribution be made except as aforesaid on the Common Stock or any other shares ranking junior to the $3.00 Preferred Stock, nor shall any Common Stock or any other shares ranking junior to or on a parity with the $3.00 Preferred Stock be purchased, retired or otherwise acquired by the Corporation (except by exchange of shares of Common Stock or any other shares ranking junior to or on a parity with the $3.00 Preferred Stock), nor shall any monies be paid to or made available for a sinking fund for the redemption or purchase of any shares of Common Stock or any other shares ranking junior to or on a parity with the $3.00 Preferred Stock, unless all declared and accrued but unpaid dividends on the $3.00 Preferred Stock, including the full dividends for the current dividend period, shall have been declared and paid or a sum sufficient for payment thereof set apart."

     c. The first paragraph of Section 2, Subdivision A, Division A of Article FOURTH of the Amended and Restated Certificate is restated in its entirety and amended as follows:

     Section 2. Preference on Liquidation. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or otherwise, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of the $3.00 Preferred Stock shall be entitled to receive, out of the net assets of the Corporation, $16.67 per share, plus an amount equal to all dividends accrued and unpaid on each share of $3.00 Preferred Stock to the date fixed for distribution, and no more, before any distribution shall be made to the holders of the Common Stock or any other class of stock or series thereof ranking junior to the $3.00 Preferred Stock with respect to the distribution of assets."

     d. DIVISION B of Article FOURTH of the Amended and Restated Certificate is restated in its entirety and amended as follows:

                                        DIVISION B

                             EXPRESS TERMS OF THE COMMON STOCK

     The Common Stock shall be subject to the express terms of the Preferred Stock and the Special Preferred Stock in any series thereof.

     The holders of the Common Stock voting together as one class shall have the sole and exclusive right to elect the directors of the Corporation, subject to any voting rights of any outstanding shares of Preferred Stock or Special Preferred Stock.

     Dividends on the Common Stock may be declared at or for such time and periods as the Board of Directors may from time to time, in its sole discretion, determine out of funds legally available therefor.

     In the event of a voluntary or involuntary winding up, distribution or liquidation of this Corporation, after distribution of any amounts distributable to holders of securities of the Corporation having a preference in liquidation, all funds, assets or property available for distribution shall be ratably paid and distributed among the holders of the issued and outstanding Common Stock.

     IN WITNESS WHEREOF, we have signed this Certificate this day of November, 1992.


                                                  By: /s/ Harland C. Stonecipher
                                         Harland C. Stonecipher, Chairman of the
                                               Board and Chief Executive Officer

ATTEST:

/s/ Kathryn Walden
Kathryn Walden, Secretary